UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 16, 2011

Date of report (Date of earliest event reported)

VOLCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51382	33-0466919
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Monrovia Avenue

Costa Mesa, California 92627

(Address of principal executive offices) (Zip Code)

(949) 646-2175

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.	Changes in Control of Registrant.

As previously reported, on May 2, 2011, PPR S.A., a “société anonyme à conseil d’administration” (corporation with a board of directors) organized under the laws of France (“PPR”), Transfer Holding, Inc., a Delaware corporation and indirect wholly owned subsidiary of PPR (“Purchaser”) and Volcom, Inc., a Delaware corporation (“Volcom”) entered into an Agreement and Plan of Merger, dated as of May 2, 2011 (the “Merger Agreement”). In accordance with the Merger Agreement, Purchaser commenced a tender offer to purchase all outstanding shares of Volcom’s common stock (the “Shares”) at a purchase price per Share of $24.50 in cash, without interest and less any applicable withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase to the Schedule TO (as amended or supplemented from time to time), and in the related Letter of Transmittal, filed by PPR and Purchaser with the Securities and Exchange Commission ( “SEC”) on May 11, 2011 (which, collectively and together with any amendments or supplements, constitute the “Offer”).

The Offer expired at 5:30 p.m., New York City time, on Thursday, June 16, 2011. According to Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), as of such time, (i) approximately 17,686,156 Shares (excluding 4,714,540 Shares that were committed to be tendered pursuant to guaranteed delivery procedures) were validly tendered and not withdrawn pursuant to the Offer, which represented approximately 72.3% of the then issued and outstanding Shares. Purchaser accepted for payment and paid for all of the Shares that were validly tendered and not withdrawn pursuant to the terms of the Offer (the “Acceptance Time”).

In accordance with the Merger Agreement, Purchaser commenced a subsequent offering period for all remaining untendered Shares, including those Shares tendered pursuant to guaranteed delivery procedures. The subsequent offering period will expire at 5:30 p.m., New York City time, on Wednesday, June 22, 2011, unless extended. PPR and Purchaser reserve the right to extend the subsequent offering period in accordance with applicable law. Any such extension will be followed by a public announcement, which will be issued no later than 9:00 a.m., New York City time, on the next business day after the subsequent offering period was scheduled to expire. During the subsequent offering period, Purchaser will accept for payment, and promptly pay for, validly tendered Shares. Volcom stockholders who validly tender their Shares during the subsequent offering period will receive the same consideration of $24.50 in cash (without interest and less any applicable withholding for taxes) that was payable to stockholders who tendered their Shares during the initial offering period. Procedures for tendering Shares during the subsequent offering period are the same as during the initial offering period with two exceptions: (i) Shares cannot be delivered by the guaranteed delivery procedure and (ii) pursuant to Rule 14d-7(a)(2) under the Securities Exchange Act of 1934, as amended, Shares validly tendered during the subsequent offering period will be accepted for payment on a daily, “as tendered” basis and, accordingly, may not be withdrawn.

A copy of the press release issued by PPR on June 17, 2011 regarding the preliminary results of the Offer and the commencement of the subsequent offering period is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to the Merger Agreement, promptly following the Acceptance Time, Purchaser is entitled to designate at least such number of members of the Board of Directors of Volcom (the “Board”) and each committee of the Board as is equal to the pro rata portion of the number of Shares owned by PPR and Purchaser relative to the number of Shares then outstanding.

In connection with the closing of the initial offering period of the Offer, PPR and Purchaser paid, in the aggregate, approximately $433.3 million in cash consideration, consisting of a combination of available cash and borrowings from existing revolving credit facilities.

Other information that may be required by Item 5.01(a) of Form 8-K is contained in (i) Volcom’s Solicitation/Recommendation Statement on Schedule 14D-9, originally filed with the SEC on May 11, 2011, as subsequently amended and supplemented (the “Schedule 14D-9”), and (ii) the Tender Offer Statement on Schedule TO, together with the Offer to Purchase and related Letter of Transmittal, originally filed by PPR and Purchaser with the SEC on May 11, 2011, as subsequently amended and supplemented, and such information is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, on June 16, 2011, each of René R. Woolcott, Richard R Woolcott, Carl C. Womack and Kevin G. Wulff resigned from the Board, effective as of June 17, 2011. In addition, on June 16, 2011, each of Douglas S. Ingram, Anthony M. Palma and Joseph B. Tyson delivered a conditional resignation as a member of the Board, effective as of the Effective Time as defined in the Merger Agreement.

As contemplated by the Merger Agreement, effective at the closing of the initial offering period of the Offer, the Board unanimously elected Francois-Henri Pinault, Jean-Francois Palus, Todd Hymel, Jochen Zeitz, Gilles Linard, Grégoire Amigues and Michel Friocourt (the “PPR Nominees”). The Board will appoint to each of the committees of the Board those PPR Nominees as to be designated by Purchaser. Biographical and other information with respect to Francois-Henri Pinault, Jean-Francois Palus, Todd Hymel, Jochen Zeitz, Gilles Linard, Grégoire Amigues and Michel Friocourt is contained in the Information Statement filed with the Schedule 14D-9 as Exhibit (a)(1)(G) and such information is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 17, 2011, the Amended and Restated Bylaws of Volcom were amended (the “Amendment to the Bylaws”) to increase the maximum number of directors who may serve on the Board from nine (9) to ten (10) and to facilitate the elections described in Item 5.02 of this Current Report on Form 8-K. The Amendment to the Bylaws is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Amendment No. 1 to Amended and Restated Bylaws of Volcom, Inc.

99.1	Press Release issued by PPR S.A. on June 17, 2011 (incorporated by reference to Exhibit (a)(5)(G) to Schedule TO-T/A of PPR S.A. and Transfer Holding, Inc., filed with the SEC on June 17, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCOM, INC.

Dated: June 22, 2011	By:	/s/ S. Hoby Darling
Name: S. Hoby Darling
Title: Senior Vice President, Strategic
Development, General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment No. 1 to Amended and Restated Bylaws of Volcom, Inc.

99.1	Press Release issued by PPR S.A. on June 17, 2011 (incorporated by reference to Exhibit (a)(5)(G) to Schedule TO-T/A of PPR S.A. and Transfer Holding, Inc., filed with the SEC on June 17, 2011).